SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is July 15, 2016.

For Certain MFS® Funds

Effective after the close of business on July 15, 2016, the third paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund" is restated in its entirety as follows:

MFS votes proxies on behalf of the Fund pursuant to the proxy voting policies and procedures set forth in APPENDIX E. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected "Individual Investor" as your role, click on "Individual Investor Home" in the top navigation and then select "Learn About Proxy Voting" under the "I want to…" header on the left hand column of the page) and by visiting the SEC's Web site at http://www.sec.gov.

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